                                                                  EXHIBIT 10.2.2

                              AMENDMENT NUMBER 2 TO
                       MEDICAL DIRECTOR SERVICES AGREEMENT

      THIS AMENDMENT NUMBER 2 TO MEDICAL DIRECTOR SERVICES AGREEMENT (this "Amendment") is made and entered into as of the 12th day of February, 2002, by and between RCG INDIANA, LLC, a Delaware limited liability company as assignee of Renal Care Group, Inc. (the "Company"), and INDIANA DIALYSIS MANAGEMENT, a division of INDIANA MEDICAL ASSOCIATES, an Indiana corporation (the "Group ").

                                   WITNESSETH:

      WHEREAS, Renal Care Group, Inc. and the predecessor of the Group, Indiana Dialysis Management, P.C., are parties to a Medical Director Services Agreement (Group Practice/Freestanding Facility), effective as of February 12, 1996, which was amended by Amendment Number 1 to Medical Director Services Agreement, effective as of January 1, 1999 (as so amended, the "Agreement"), under which the Group agrees to provide medical director services for the Company's dialysis facilities located in and near Ft. Wayne, Indiana, which Agreement was assigned by Renal Care Group, Inc. to the Company; and

      WHEREAS, by mutual agreement, the Agreement has been amended to add additional facilities developed in and near Ft. Wayne, Indiana, including facilities owned by the Company in joint ventures with the Group; and

      WHEREAS, the parties to this Amendment now desire to make certain modifications and amendments to the Agreement as provided herein; and

      WHEREAS, capitalized terms that are used but not defined in this Amendment that are defined in the Agreement shall have the meanings set forth in the Agreement;

      NOW, THEREFORE, in consideration of the mutual promises, covenants and undertakings set forth in this Amendment and in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

      1. Facilities. The parties agree that the definition of "Facilities" is hereby amended by deleting the current definition thereof in the Agreement. In lieu of such definition, for purposes of the Agreement the term "Facilities" means those dialysis facilities owned in whole or in part by the Company that are located within the Territory (as defined in the Agreement), including the facilities listed on EXHIBIT A attached to this Amendment and any new facilities developed by the Company or an affiliate of the Company within the Territory; provided, however, that "Facilities" shall not include any dialysis facilities that are acquired by the Company or an affiliate of the Company from an unrelated third party.

      2. Compensation. The parties agree that Section 3.1 of the Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof, the following:

            3.1 Compensation.

                  (a) In consideration of the services, covenants, and agreements agreed to be performed by the Group during the Initial Term and any Renewal Term, effective as of
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      February 12, 2002, the Company shall pay the Group $620,000 per year, payable in substantially equal monthly installments. The installment for the month of February 2002 will be $47,381.22, and the installment for the 12-day period ending February 12, 2006 will be $22,142.86. The parties agree that this $620,000 per year medical director fee will be fixed for the years ending February 11, 2003, 2004, 2005 and 2006. In addition to the monthly medical director fee prescribed above, the Group shall be eligible for an annual bonus of up to 15% of the base medical director compensation paid during the year based upon the success of the Facility in meeting annual clinical outcomes targets and in achieving performance objectives for the Facilities and the Group generally prescribed by Renal Care Group, Inc. ("RCG") for its dialysis facilities in the region in which the Facilities are located. This bonus shall be payable on a calendar year basis, and it will be prorated for years in which this Agreement (and this bonus provision) is in force for less than the entire year. The criteria for reviewing and determining the bonus amount will be substantially similar to those attached hereto as EXHIBIT C. RCG may change such criteria annually, and the Company will provide the revised criteria to the Group when adopted. The amount of the bonus payable to the Group shall be determined by reviewing such criteria for all Facilities. If the Facilities (as a group) are in the top quartile (the top 25%) of RCG facilities, then the bonus will be 15%; if the Facilities are in the second quartile, then the bonus will be 10%; if the Facilities are in the third quartile, then the bonus will be 5%; if the Facilities are in the bottom quartile, no bonus will be paid. The Group agrees to accept the payment under this subsection (a) (as it may be adjusted as provided below) as the total compensation for all services, covenants and agreements pursuant to this Agreement.

                  (b) (i) Beginning 90 days prior to February 12, 2006 and each year thereafter, if either party believes that the fair market value of the services provided by the Group under this Agreement has changed in any material way since the most recent anniversary of the effective date of a change in compensation payable under this Agreement (a "Compensation Adjustment Date") (or since February 12, 2002 with respect to the Compensation Adjustment Date occurring on February 12, 2006), then such party may notify the other that it believes such a change has occurred and the Group and the Company shall negotiate in good faith an adjustment to the compensation described in Section 3.1(a) above so that it represents fair market value for the duties and responsibilities of the Group to be provided during the next year under this Agreement. Notwithstanding the foregoing, no adjustment pursuant to this subsection (b)(i) to the compensation payable under this Agreement shall be effective unless set forth in writing signed by each of the Group and the Company, which writing shall be deemed an amendment to this Agreement.

                       (ii) If the Group and the Company are unable to agree on an adjustment, then either may require that an adjustment of the compensation hereunder be submitted to a qualified independent third party mutually selected by both the Group and the Company to determine the fair market value of the services required hereunder, the costs and fees of which shall be borne equally by the Group and the Company. If the Group and the Company are unable to agree on the third party, then each of the Company and the Group shall at its own cost and expense select its own qualified independent third party and the average of such two determinations of fair market value shall be the revised compensation unless such determinations are more than 10% apart, in which case such third parties shall mutually select an additional qualified independent third party, the fees and expenses of which shall be shared equally, who shall determine the fair market value of the services hereunder from between the range of the amounts determined by the first

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      two appraisals. The fair market value of the services as determined in accordance with the provisions of this subsection (b)(ii) shall be the compensation payable under this Agreement effective as of the applicable anniversary of the Compensation Adjustment Date, and such final determination shall be deemed an amendment to this Agreement.

                  (c) Any change to the compensation payable hereunder in accordance with subsection (b) of this Section 3.1 shall be effective as of the applicable anniversary of the Compensation Adjustment Date and shall remain effective, and not subject to adjustment under Section 3.1(b) or otherwise, for at least 12 months from the effective date of such change.

      2. No Further Amendment. Except as expressly modified and amended by this Amendment, the parties agree that the Agreement shall continue in full force and effect as provided therein, and the parties reaffirm all of its provisions.

      3. Miscellaneous. The section and other headings used in this Amendment are for convenience of reference only and shall not affect the interpretation of this Agreement in any way. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed, collectively, one agreement.

    [the remainder of this page intentionally left blank, signatures follow]

      IN WITNESS WHEREOF, this Amendment is executed effective as of the date first set forth above.

                            The Company:

                            RCG INDIANA, LLC


                            By:       /s/ R. Dirk Allison
                               -----------------------------------------
                            Title: Vice President of Manager

                            The Group

                            INDIANA DIALYSIS MANAGEMENT
                            a division of INDIANA MEDICAL ASSOCIATES


                            By:       /s/ Stephen D. McMurray
                               -----------------------------------------
                            Title:    President
                                  --------------------------------------

      Each physician executing below acknowledges that he or she has read and understood the terms of this Amendment and the Agreement amended hereby and hereby confirms and ratifies the acknowledgement set forth in Section 6.1(i) of the Agreement and the agreements set forth in Article VII of the Agreement, as provided therein.

                              /s/ Stephen D. McMurray
                              ---------------------------------------
                              STEPHEN D. McMURRAY, M.D.


                              /s/ John Ducker
                              ---------------------------------------
                              JOHN DUCKER, M.D.


                              /s/ Samuel Eby
                              ---------------------------------------
                              SAMUEL EBY, M.D.


                              /s/ John Dyer
                              ---------------------------------------
                              JOHN DYER, M.D.


                              /s/ Greg Johnson
                              ---------------------------------------
                              GREG JOHNSON, D.O.

                              /s/ Andrew O'Shaughnessy
                              ---------------------------------------
                              ANDREW O'SHAUGHNESSY, M.D.

                              ---------------------------------------
                              ---------------------------------------

                              ---------------------------------------
                              ---------------------------------------

                                    EXHIBIT A

                               LIST OF FACILITIES

RCG Van Wert                                    RCG DuPont Road
140 Fox Road, Suite 405                         10204 Dupont Circle Drive
Van Wert, Ohio 45891                            Fort Wayne, Indiana 46825

Northeast Indiana Kidney Center - Auburn        Regional Dialysis Center of Williams County
1147 W. 15th Street                             537 W. High Street
Auburn, Indiana 46706                           Bryan, Ohio 43506

Northeast Indiana Kidney Center - Decatur       Northeast Indiana Kidney Center - Ft. Wayne
1029 S. 13th Street                             7910 W. Jefferson Blvd., Suite L10
Decatur, Indiana 46733                          Fort Wayne, Indiana 46804

Northeast Indiana Kidney Center - Marion        Northeast Indiana Kidney Center - New Haven
1797 Kem Road                                   1308 Minnich Road
Marion, Indiana 46952                           New Haven, Indiana 46774

Northeast Indiana Kidney Center - Warsaw
3334 Lake City Highway
Warsaw, Indiana 46580

                                    EXHIBIT C

                       MEDICAL DIRECTOR PERFORMANCE REVIEW

      There has been general agreement regarding the need for a clear set of guidelines and expectations of an RCG Medical Director. Objectivity in the annual performance evaluation has been prerequisite, leading to the development of this document. Our mission is "to improve the quality of life and to care for those patients with chronic and acute renal disease." This requires that the dialysis facility and its staff function collaboratively at the highest possible level, under the leadership of the Medical Director.

      The Interpretive Guidelines for ESRD Facilities states in V-420 "Treatment is under the general supervision of a Director who is a physician. The Medical Director is responsible for planning, organizing, conducting and directing the professional ESRD services and must devote sufficient time to carrying out these responsibilities." The Nephrologist has the medical skills and must develop leadership and collaborative management skills to fulfill this mandate as Medical Director. Teamwork and collegiality are highly valued as the leader of the ESRD team.

      The measure of performance will be based on a point system as authorized by the Medical Advisory Board (MAB). The specific criteria and weight may be changed in the future at the discretion of the MAB. The elements to be measured and their weight are as follows:

      -     50% based on Clinical Indicators of the Facility

      -     30% based on Medical Director administrative duties

      -     20% based on patient satisfaction with the Facility

CLINICAL PERFORMANCE MEASURES  (50%)

                          HEMODIALYSIS MEDICAL DIRECTOR
           (evaluation based on annual rolling average of prior year)

-   URR (% of patients with URRs >=70%)                  >75%    =   10 points
      RCG average 65%                                  70-75%    =    8 points
      Best Region 72.8%                              65-69.9%    =    6 points
                                                     60-64.9%    =    4 points
                                                         <60%    =    0 points

-   HEMATOCRIT  (% of Hcts >=33%)                        >75%    =   10 points
      RCG average 63.7%                                70-75%    =    8 points
      Best Region 70.2                               65-69.9%    =    6 points
                                                     60-64.9%    =    4 points
                                                     55-59.9%    =    2 points
                                                         <55%    =    0 points

-   HOSPITALIZATION (91+ days, based on days per patient year at risk)

    RCG average 12.0 days                          < 10 days     =    8 points
    Best Region 8.6 days                        10-14.9 days     =    6 points
                                                  15-20 days     =    2 points
                                                    >20 days     =    0 points

-   MORTALITY  (91+ days, based on deaths per 100 patient years at risk)
      RCG average 20.7                                < 20      =    8 points
      Best Region 15.5                                20-23.9   =    6 points
                                                      24-29.9   =    4 points
                                                      30-35     =    2 points
                                                      >35       =    0 points

-   VASCULAR ACCESS:
-
    % OF TEMPORARY CATHETERS                           < 10%    =    8 points
      RCG average 19.8%                               10-14.9%  =    6 points
      Best Region 10.7%                               15-19.9%  =    4 points
                                                        20-25%  =    2 points
                                                          >25%  =    0 points

      % NATIVE AV FISTULAS                                >35%  =   15 points
        RCG average 22%                               30-34.9%  =   12 points
        Best Region 33.6%                             25-29.9%  =    9 points
                                                        20-24%  =    6 points
                                                      15-19.9%  =    3 points
                                                          <15%  =    0 points

      PTFE CLOTTING EVENTS/PATIENT YEAR                 < 0.3   =   10 points
        RCG average 0.9                            0.3 - 0.59   =    8 points
        Best Region 0.6                            0.6 - 0.99   =    9 points
                                                    1.0 - 1.2   =    4 points
                                                         >1.2   =    0 points

                      PERITONEAL DIALYSIS MEDICAL DIRECTOR
            (VALUATION BASED ON ANNUAL ROLLING AVERAGE OF PRIOR YEAR)

-   KT/V  (>=2.1)
      RCG average 63.5% CAPD                             > 65   =   15 points
      RCG average 70.6% CCPD                            60-65%  =   12 points
                                                      55-59.9%  =   10 points
                                                      50-54.9%  =    8 points
                                                      45-49.9%  =    5 points

-   CREATININE CLEARANCE  (>=60L CAPD or >=60 L CCPD)
      RCG average 67.1% CAPD                             > 70%  =   15 points
      RCG average 70.6% CCPD                            65-70%  =   12 points
                                                      60-64.9%  =   10 points
                                                      55-59.9%  =    8 points
                                                      50-54.9%  =    5 points

-   HEMATOCRIT  (% of Hcts 33-36%)                        >75%  =   10 points
      RCG average 63.7%                                 70-75%  =    8 points
      Best Region 70.2                                65-69.9%  =    6 points
                                                      60-64.9%  =    4 points
                                                      55-59.9%  =    2 points
                                                         < 55%  =    0 points

-   HOSPITALIZATION  (91 + days, based on days per patient year at risk)
      RCG average 12.0 days                          < 10 days  =    8 points
      Best Region  8.6 days                       10-14.9 days  =    6 points
                                                    15-20 days  =    2 points
                                                     > 20 days  =    0 points


-   MORTALITY  (91 + days, based on deaths per 100 patient years at risk)
      RCG average 20.7                                    < 20  =    8 points
      Best Region 15.5                                 20-24.9  =    6 points
                                                       24-29.9  =    4 points
                                                         30-35  =    2 points
                                                          > 35  =    0 points

-   PERITONITIS (new cases + relapse)
      RCG average 14.9 months between cases
      Best Region 16.9 months between cases

      >25 months between cases                 15 points
      20-25 months between cases               12 points
      15-19.9 months between cases              9 points
      10-14.9 months between cases              6 points
      >10 months between cases                  0 points

             COMBINATION HEMODIALYSIS & PERITONEAL MEDICAL DIRECTOR

For those physicians who oversee both modalities, each is evaluated using the above criteria. The overall Clinical Quality is then a composite of these, weighted to reflect the numbers of patients in each modality.

MEDICAL DIRECTOR TASKS  (30%)

- PARTICIPATION IN MONTHLY REVIEW: (one point / month with 12 points possible)

      - Review staffing & training issues impacting patient outcomes with Manager

      -     Review water quality

      -     Review dialyzer reuse @ the Facility

      -     Review monthly lab of patients below quality goals & develop plan

      -     Review trend in hospitalizations, infections

      -     Review temporary catheter usage & trend

      -     Review patient incident reports & trends

      -     Monitor staff physician patient rounding process

      -     Adequacy of staff physician medical documentation

- PARTICIPATION IN CQI PROCESS: (one point / hourly meeting with 12 points possible)

-     PARTICIPATION IN PROFESSIONAL STAFF PROCESS:

      - Quarterly Professional Staff meetings (one point / quarter - 4 points possible)

      - Quarterly Quality conference calls (one point / quarter - 4 points possible)

-     ANNUAL CHECKLIST: (2 points for each item - 8 points possible)

      - Review and approve facility Policy and Procedures and make necessary modifications; review and approve clinical protocols.

      - Review patient satisfaction data annually and in concert with the Facility Manager make recommendations for improvement.

      -     Participate with the Manager in the Budget process for the Facility.

      -     Participate in Facility surveys by BOH, CMS, etc.

PATIENT SATISFACTION SCORES (PSS) (20 %)

            CAREGIVER:
            RCG average 1.26
                                    PSS>1.5       =  8 points
                                    PSS 1.25-1.5  =  6 points
                                    PSS 1.0-1.249 =  4 points
                                    PSS 0.5-0.99  =  2 points
                                    PSS <0.5      =  0 points

            PHYSICIAN:
            RCG average 1.11
                                    PSS>1.5       = 10 points
                                    PSS 1.25-1.5  =  8 points
                                    PSS 1.0-1.249 =  6 points
                                    PSS 0.5-0.99  =  2 points
                                    PSS <0.5      =  0 points

            DIETICIAN, SOCIAL WORKER, OTHER
            RCG average 1.47, 1.33, 1.08

                                    PSS>1.5       =   4 points each
                                    PSS 1.25-1.5  =   3 points each
                                    PSS 1.0-1.249 =   2 points each
                                    PSS 0.5-0.99  =   1 point each
                                    PSS <0.5      =   0 points